The Ambassador Fund (the “Fund”)

(Ticker Symbol: EMPIX)

A series of Investment Managers Series Trust II

Supplement dated May 15, 2024, to the currently effective

Prospectus.

Effective immediately, the “Dividends and Distributions” section in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income, if any, monthly and of net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year. Fund Investors will have the option to reinvest dividends and distributions in Fund shares. All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Please file this Supplement with your records.

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